EXHIBIT 99.1

Great Wolf Resorts Confirms Receipt of Committed Offer From KSL Capital Partners
to Acquire Company for $7.00 Per Share

Company Provides Notice To Apollo Under Merger Agreement

NEW YORK, April 15, 2012 - Great Wolf Resorts, Inc. (NASDAQ: WOLF) (“Great Wolf”) today announced that its Board of Directors, has received a committed offer from KSL Capital Partners (“KSL”) to acquire Great Wolf for $7.00 per share in cash, subject to the terms and conditions of the merger agreement provided with the offer (the “KSL Offer”).  In consultation with its independent financial and legal advisors, the Great Wolf Board has determined that the KSL Offer constitutes a “Superior Proposal” under the terms of the Agreement and Plan of Merger, dated March 12, 2012, as amended on April 6, 2012 (the “Apollo Merger Agreement”), between Great Wolf and affiliates of Apollo Global Management (NYSE: APO) ( “Apollo”).

In accordance with the terms of the Apollo Merger Agreement, Great Wolf has provided written notice to Apollo that Great Wolf is prepared to terminate the Apollo Merger Agreement subject to Apollo’s right to make adjustments, within three business days (prior to 11:59 pm New York City time on April 18, 2012), to the terms and conditions of the Apollo Merger Agreement so that it results in a transaction that is no less favorable to Great Wolf stockholders than the KSL Offer.

There can be no assurance that a transaction with KSL will result, and in accordance with the terms and conditions of the Apollo Merger Agreement, the Great Wolf board has not withdrawn, modified, amended or qualified its recommendation with respect to the tender offer and other transactions contemplated by the Apollo Merger Agreement, and is not making any recommendation at this time with respect to the KSL Offer.  Nor has the Great Wolf board approved, adopted, endorsed, recommended, or otherwise declared advisable the KSL Offer, or proposed that the KSL Offer be approved, adopted, endorsed, recommended or otherwise declared advisable.  That decision will be made at the conclusion of the three business day period during which Apollo will consider its options pursuant to the Apollo Merger Agreement.  The KSL Offer will expire at 5:00 pm New York City time on April 19, 2012.

Deutsche Bank Securities Inc. is serving as financial advisor to the Company, and Paul, Weiss, Rifkind, Wharton & Garrison LLP and Young Conaway Stargatt & Taylor, LLP are serving as the Company’s legal advisors.

About Great Wolf Resorts, Inc.

Great Wolf Resorts, Inc.® (NASDAQ: WOLF), Madison, Wis., is North America’s largest family of indoor waterpark resorts, and, through its subsidiaries and affiliates, owns and operates its family resorts under the Great Wolf Lodge® brand. Great Wolf Resorts is a fully integrated resort company with Great Wolf Lodge locations in: Wisconsin Dells, Wis.;
Sandusky, Ohio; Traverse City, Mich.; Kansas City, Kan.; Williamsburg, Va.; the Pocono Mountains, Pa.; Niagara Falls, Ontario; Mason, Ohio; Grapevine, Texas; Grand Mound, Wash.; and Concord, N.C. Great Wolf’s consolidated subsidiary, Creative Kingdoms, LLC, is a developer and operator of technology-based, interactive quest adventure experiences such as MagiQuest®. Additional information may be found on Great Wolf’s website at http://www.greatwolf.com.

Additional Information and Where to Find It

The description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The Apollo tender offer is being made pursuant to a tender offer statement on Schedule TO filed by affiliates of Apollo Global Management, LLC with the SEC on March 13, 2012 as subsequently supplemented and amended. The Company filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the Apollo tender offer with the SEC on March 13, 2012, which has been subsequently amended. The Apollo tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement, in each case, and together with any amendments or supplements thereto, contain important information that should be read carefully before making any decision to tender securities in the Apollo tender offer.  Investors and stockholders may obtain free copies of the solicitation/recommendation statement and other documents filed by the parties at the SEC’s Web site at www.sec.gov or at the Company’s Web site at corp.greatwolfresorts.com. The solicitation/recommendation statement and such other documents may also be obtained for free from the Company by directing such request to Investor Relations, 525 Junction Road, Ste. 6000 South Tower, Madison, WI 53717, telephone: (608) 662-4700.

This communication is not a recommendation with respect to KSL’s proposed tender offer.  If a tender offer is commenced by KSL, the Company intends to file a solicitation/recommendation statement with respect to such tender offer with the SEC within 10 business days from the date of commencement. Investors and security holders are urged to read such solicitation/recommendation statement and any other relevant documents filed with the SEC (if and when available), because they will contain important information.  Investors and stockholders may obtain free copies of the solicitation/recommendation statement and other documents filed by the Company (if and when available) at the SEC’s Web site at www.sec.gov or at the Company’s Web site at corp.greatwolfresorts.com. The solicitation/recommendation statement and such other documents may also be obtained (if and when available) for free from the Company by directing such request to Investor Relations, 525 Junction Road, Ste. 6000 South Tower, Madison, WI 53717, telephone: (608) 662-4700.

Forward-Looking Statements

Statements herein regarding the proposed transaction among Apollo and Great Wolf, the offer from KSL, future financial and operating results, benefits and synergies of a transaction, future opportunities for the combined company and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Great Wolf believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to Great Wolf or persons acting on Great Wolf’s behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and Great Wolf undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law. Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends.

Additional factors that may affect future results are contained in Great Wolf’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, which are available at the SEC’s Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

For More Information

Media:
Sard Verbinnen & Co
George Sard, David Reno or Carrie Bloom, 212-687-8080

or

Investors:
ICR, Inc.
Brad Cohen, 203-682-8211
Brad.Cohen@icrinc.com
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